Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
Subsequent Events

Note 18 - Subsequent Events

The Company evaluated all events or transactions that occurred subsequent to June 30, 2025, through the date of release of these unaudited interim consolidated financial statements, and has determined that there are no subsequent events that require disclosure or recognition in the financial statements except for the below:

On 4 September 2025, the Company completed its initial public offering of 17,000,000 ordinary shares at a public offering price of $4.00 per share, for aggregate gross proceeds of approximately $15 million, prior to deducting underwriting discounts and other offering expenses. The shares began trading on the Nasdaq Capital Market on 4 September 2025 under the symbol “FCHL”.

On 30 October 2025, the Group’s direct subsidiary, Fitness Champs Aquatics Pte Ltd. incorporated a new subsidiary in Emirate of Dubai, Fitness Champs Excellence Sports Academy LLC, to support the Group’s expansion into international markets.

On 16 December 2025, the Company entered into an addendum to the loan agreement with Ms. Lee to extend the repayment date to March 31, 2026. The Company intends to repay the loan in full using proceeds from the offering.